Form 8-K
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 Date of Report
                                December 4, 2006


                                    BAB, Inc.
                 (Name of small business issuer in its charter)


             Delaware                0-31555                36-4389547
 (State or other jurisdiction of    Commission           (I.R.S. Employer
  incorporation or organization)    file number        Identification Number)


               500 Lake Cook Road, Suite 475, Deerfield, IL 60015
              (Address of principal executive offices) (Zip Code)


                    Issuer's telephone number (847) 948-7520



|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

1. On November 29, 2006, BAB, Inc. ("Company") was notified that a majority of the partners of Altschuler, Melvoin and Glasser LLP (AM&G), including the lead audit partner for the Company, had become partners of McGladrey & Pullen, LLP and, as a consequence, that AM&G was compelled to resign and would no longer be the auditor for the Company. McGladrey & Pullen, LLP was appointed as the Company's new auditor.

2. The audit reports of AM&G on the consolidated financial statements of BAB, Inc. and Subsidiaries as of and for the years ended November 30, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

3. The decision to engage McGladrey & Pullen, LLP was approved by the board of directors.

4. In connection with the audits of the Company's consolidated financial statements for each of the fiscal years ended November 30, 2005 and 2004, and through the date of this Current Report, there were: (1) no disagreements between the Company and AM&G on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of AM&G, would have caused AM&G to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

5. The Company has provided AM&G a copy of the disclosures in this Form 8-K and has requested that AM&G furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not AM&G agrees with the Company's statements in this Item 4.01. A copy of the letter dated December 4 furnished by AM&G in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits

       (a) Exhibits

           The following exhibit is furnished with this report on Form 8-K.

           16.1 Accountant's Response to Form 8-K Disclosures dated December 4, 2006







Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BAB, Inc.
                                       (Registrant)

                                   By: /s/ Michael W. Evans
                                       --------------------
                                       Michael W. Evans, Chief Executive Officer


Date: December 4, 2006






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                                Index to Exhibits



Exhibit Number                     Description
--------------                     -----------

     16.1 Accountant's Response to Form 8-K Disclosures dated December 4, 2006